Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "OWN OUR OWN LLC", FILED IN THIS OFFICE ON THE FOURTH DAY OF NOVEMBER, A.D. 2019, AT 1:54 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

7687125 8100
SR# 20197891392

Authentication: 203932046
Date: 11-04-19

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
CERTIFICATE OF FORMATION
OF LIMITED LIABILITY COMPANY

The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The Name of the limited liability company is:

Own Our Own LLC

2. The Registered Office of the limited liability company in the State of Delaware is located at 160 Greentree Drive, Suite 101 (street), in the City of Dover, Zip Code 19904. The name of the Registered Agent as such address upon whom process against this limited liability company many be served is National Registered Agents Inc.

By ______________________
Authorized Person

Name Clemen Cunningham
Print of Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:54 PM 11/04/2019
FILED 01:54 PM 11/04/2019
SR 20197891392 - File Number 7687125

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OWN OUR OWN LLC", CHANGING ITS NAME FROM "OWN OUR OWN LLC" TO "OWN OUR OWN FUND I LLC", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JANUARY, A.D. 2020, AT 2:45 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

7687125 8100
SR# 20200338250

Authentication: 202208239
Date: 01-16-20

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: Own Our Own LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The Name of the limited liability company is: Own Our Own Fund I LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 16th day of January, A.D. 2020.

By: Clemen Cunningham

Authorized Person(s)

Name: Clemen Cunningham

Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:45 PM 01/16/2020
FILED 02:45 PM 01/16/2020
SR 20200338250 - File Number 7687125